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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 January 4, 2001
                                -----------------

                        LORAL SPACE & COMMUNICATIONS LTD.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

Islands of Bermuda                  1-14180                           13-3867424
--------------------------------------------------------------------------------
(State or other                   (Commission                      (IRS Employer
jurisdiction of                   File Number)                    Identification
incorporation)                                                            Number

                         c/o Loral SpaceCom Corporation
                   600 Third Avenue, New York, New York    10016
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 697-1105
               ---------------------------------------------------



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Item 5. Other Events.
        -------------

     On January 16, 2001, the company provided certain information regarding the actions that were announced by Globalstar, L.P., its mobile satellite telephone affiliate. The press release of the registrant dated January 16, 2001, a copy of which is attached hereto as Exhibit 99.1, is hereby incorporated by reference.

     In addition, with regard to the export by Space Systems/Loral, Inc. ("SS/L") of ChinaSat-8 to China for launch on a Long March launch vehicle, after the licenses that SS/L had previously obtained from the Commerce Department for export of the satellite expired in March 2000, SS/L applied for new export licenses from the State Department to which jurisdiction for satellite licensing was transferred in March 1999. On January 4, 2001, the Office of Defense Trade Controls ("ODTC") of the State Department, while not rejecting these license applications, notified SS/L that they were being returned without action. SS/L and the State Department are now in discussions regarding SS/L's obtaining the approvals required for the launch.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

     (c) Exhibits.

Exhibit 99.1 Press Release of Loral Space & Communications Ltd. dated January 16, 2001


                                      -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Loral Space & Communications Ltd.


                                        By: /s/ Avi Katz
                                            ------------------------------
                                        Name:  Avi Katz
                                        Title: Vice President and Secretary

Date: January 22, 2001


                                      -3-

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                                  EXHIBIT INDEX
                                  -------------

Exhibit             Description
-------             -----------

Exhibit 99.1 Press Release of Loral Space & Communications Ltd. dated January 16, 2001